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OPTEL, LLC

To:           Digital Lightwave, Inc. ("Borrower")

From:         Optel, LLC ("Lender")

Date:         April 15, 2003


                                   TERM SHEET

This Term Sheet (this "Term Sheet") sets forth the principal terms and conditions upon which Lender is prepared to make available a credit facility to Lender (the "Facility"). The final terms of the Facility shall be subject to execution and delivery by Borrower of the documents outlined below, including without limitation a loan and security agreement in form and substance satisfactory to Lender (the "Loan Agreement").

I.       PARTIES:

         BORROWER:                  Digital Lightwave, Inc., a Delaware
                                    corporation.

         LENDER: Optel, LLC ("Optel"), a Delaware limited liability company.

II.      PRINCIPAL CREDIT TERMS:

         COMMITMENT:                $10,000,000. In addition, the $1,960,000
                                    aggregate principal amount of loans
                                    previously advanced by Lender to Borrower as evidenced by (i) that certain Secured
                                    Promissory Note, dated as of February 14,
                                    2003 in the principal amount of $800,000,
                                    (ii) that certain Secured Promissory Note, dated as of February 26, 2003, in the principal amount of $650,000, (iii) that certain Secured Promissory Note, dated as of March 28, 2003, in the principal amount of $450,000, and (iv) that certain Secured
                                    Promissory Note, dated as of April 2, 2003, in the principal amount of $60,000
                                    (collectively, the "Notes"), shall be
                                    amended and restated in order to be
                                    evidenced and secured by the Loan and
                                    Security Agreement.

         COMMITMENT PERIOD:         April 15, 2003 to December 31, 2003 (the
                                    "Commitment Period"). All advances under the facility (the "Advances") are repayable in full on July 31, 2004, subject to acceleration upon a change of control, the voluntary or involuntary filing of a bankruptcy proceeding involving Borrower, or other Events of Default as outlined herein
                                    (the "Maturity Date").

         ADVANCES:                  Each Advance shall be in a minimum amount of
                                    $1,000,000. Borrower shall request each
                                    Advance by delivering to Lender a written request in form and substance satisfactory to Lender and, other than for the initial
                                    Advance, at least five (5) business days prior to the date of the requested Advance,.

         CLOSING DATE:              To be determined.
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         INTEREST:                  Each Advance shall bear interest at ten
                                    percent (10%) per annum. Interest on each Advance shall accrue on a monthly basis and shall be capitalized and added to the outstanding principal amount of each such Advance. All accrued and unpaid interest will be repaid in full on the Maturity Date.

         DEFAULT INTEREST RATE:     Upon the occurrence and during the
                                    continuation of any Event of Default (as defined below), the total outstanding
                                    Advances shall bear interest at a per annum rate equal to the fifteen percent (15%) per annum.

         INTEREST AND FEE
         CALCULATIONS:              All interest and fees to be computed on the
                                    basis of a 365/366 day year for actual days elapsed.

         TERMS OF REPAYMENT:        Borrower shall repay the principal amount of
                                    each Advance in full on the Maturity Date.

         OPTIONAL PREPAYMENTS:      Borrower may, at its option, prepay the
                                    principal amount of any Advance in whole or in part upon five (5) business days' notice to Lender. Borrower shall not have the right to re-borrow any Advance to the extent it has been repaid.

         PURPOSE: The proceeds of each Advance shall be used by Borrower for its general corporate purposes, including operational and capital expenditures and repayment of existing indebtedness.

         DOCUMENTATION:             The facility shall be evidenced by a Loan
                                    and Security Agreement between Borrower and Lender (the "Loan Agreement") and certain other documents, instruments and agreements described herein, including without limitation, a promissory note (collectively, the "Credit Documents").

         SECURITY:                  The obligations of Borrower will be secured
                                    by a perfected first priority security
                                    interest in all personal property assets of Borrower.

         CONDITIONS PRECEDENT:      Conditions customary for transactions of
                                    this type in light of Borrower's current financial condition, including, but not limited to the following:

                                    (1) With respect to the initial Advance
                                    (unless waived), Lender shall have received the following, each in form and substance satisfactory to Lender:

                                             (a) The executed Credit Documents.

                                             (b) Such articles, bylaws,
                                             operating agreements, resolutions,
                                             shareholder approvals, good
                                             standing certificates and other
                                             organizational documents as Lender
                                             shall reasonably request to
                                             evidence the good standing of
                                             Borrower and the authority of
                                             Borrower to execute, deliver and
                                             perform the Credit Documents.

                                             (c) Such financial statements,
                                             audits, appraisals, cash flow
                                             projections, pro forma balance
                                             sheets,



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                                             business plans and other financial
                                             information, projections and plans
                                             for Borrower as Lender may
                                             reasonably request.

                                             (d) UCC financing statements
                                             (appropriately completed and
                                             executed) for filing in such
                                             jurisdictions as Lender may request
                                             to perfect the liens granted to
                                             Lender pursuant to the Loan
                                             Agreement.

                                             (e) Such other documents,
                                             instruments and agreements
                                             (including stock certificates and
                                             stock powers) as Lender may request
                                             to establish and perfect the liens
                                             granted to Lender under the Loan
                                             Agreement.

                                             (f) Such other instruments,
                                             agreements, certificates and other
                                             documents as Lender may request.

                                             (g) Favorable written opinion from
                                             counsel for Borrower, dated the
                                             Closing Date, addressed to Lender,
                                             covering such legal matters as
                                             Lender may reasonably request and
                                             otherwise in form and substance
                                             satisfactory to Lender.

                                    (2) Each Advance shall be conditioned upon no default under the Loan Agreement, no material adverse change in light of Borrower's current financial condition and all representations and warranties being accurate.

         REPRESENTATIONS
         AND WARRANTIES:            Representations and warranties customary for
                                    transactions of this type, including without limitation, representations as to organization and good standing, legal authority, corporate approval, enforceability of Credit Documents, compliance with laws and other agreements, trade names and styles, patents and other rights, location of business, title to assets, maintenance of collateral, litigation, financial statements and condition, taxes and pension contributions, no material adverse change and accuracy of information. Optel acknowledges that due to Borrower's current financial condition it currently could not give unqualified representations regarding certain of the representations proposed above and that this fact shall be addressed in the Loan
                                    Agreement.

         COVENANTS:                 Customary for a transaction of this type,
                                    including but not limited to the following:

                                    (1) Reporting:

                                             (a) Within 90 days after each
                                             year-end, financial statements of
                                             Borrower audited by an independent
                                             public accounting firm acceptable
                                             to Lender.

                                             (b) Within 30 days after each
                                             month-end, monthly unaudited
                                             financial statements of Borrower.

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                                             (c) Within 60 days prior to the
                                             commencement of each fiscal year, a
                                             budget and business plan for
                                             Borrower for such fiscal year.

                                             (d) Contemporaneously with the
                                             delivery of the monthly and
                                             year-end financial statements, a
                                             compliance certificate of the
                                             Borrower which states that (i) no
                                             Event of Default has occurred and
                                             is continuing and (ii) Borrower is
                                             in compliance with each of the
                                             covenants set forth in the Credit
                                             Documents.

                                             (e) Other reporting customary for a
                                             transaction of this type and
                                             additional reporting appropriate in
                                             the reasonable judgment of Lender
                                             for this transaction.

                                    (2) Other covenants in light of Borrower's current financial condition customary for transactions of this type and additional covenants appropriate in the reasonable judgment of Lender for this transaction, including, without limitation, covenants obligating Borrower to maintain accurate books and records, permit inspections and audits, maintain insurance, pay taxes when due, use Advances as agreed, maintain business and assets and comply with laws and contracts; and covenants which limit mergers and acquisitions, asset acquisitions and dispositions outside ordinary course of business, transactions outside ordinary course of business, loans and other investments outside ordinary course of business, additional indebtedness, liens, dividends and redemptions, increases in management compensation or dissolutions.

         DEFAULT: Events of Default customary for transactions of this type in light of Borrower's current financial condition.

         INDEMNIFICATION:           Borrower shall indemnify Lender (on an
                                    after-tax basis) for all taxes and other liabilities arising from the transaction except to the extent arising from the gross negligence or willful misconduct of such persons.

         RISK TRANSFER
         PROVISIONS:                The documentation shall include rights of
                                    assignment and participation. Borrower shall covenant and agree to assist Lender with respect to any such assignments or participations

         GOVERNING LAW:             New York


         OTHER TERMS:               This Term Sheet is not intended to be all
                                    inclusive. If and when executed, the Credit
                                    Documents will contain other terms and
                                    conditions.



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BY ACKNOWLEDGING THIS TERM SHEET BELOW, BORROWER HAS EXPRESSED ITS ACCEPTANCE OF
THE TERMS AND CONDITIONS FOR THE FACILITY SET FORTH ABOVE. IF BORROWER DOES NOT ACKNOWLEDGE AND RETURN THIS TERM SHEET TO LENDER BY APRIL 15, 2003, LENDER WILL CONSIDER THAT BORROWER DOES NOT ACCEPT THE TERMS SET FORTH ABOVE AND THIS TERM SHEET SHALL AUTOMATICALLY TERMINATE AND SHALL BE OF NO FURTHER FORCE OR EFFECT.

ACKNOWLEDGED:

BORROWER:                               DIGITAL LIGHTWAVE, INC.



                                        By:__________________________________
                                           Name:_____________________________
                                           Title:____________________________


LENDER:                                 OPTEL, LLC



                                        By:___________________________________
                                           Chris Phillips
                                           Chief Financial Officer


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                                   Optel, LLC
-------------------------------------------------------------------------------
     6200 Courtney Campbell CSWY, Suite 740 Tampa, FL 33607 (T) 813-287-6337
                                (F) 813-287-2886



Via Email: bhussey@lightwave.com

April 15, 2003


Digital Lightwave, Inc.
15550 Lightwave Drive
Clearwater, FL  33760
Attn: Robert Hussey

         Re: $10,000,000 CREDIT FACILITY

Dear Bob:

         Optel, LLC ("Optel") is pleased to offer to Digital Lightwave, Inc. (the "Company") the credit facility described in Attachment A hereto (the "Facility"). This letter and Attachment A outline the principal terms and conditions upon which Optel is prepared to make available the Facility to the Company. The final terms and conditions of the Facility shall be subject to the execution and delivery by the parties of the Loan Agreement and the other Credit Documents described in Attachment A, each in form and substance satisfactory to Optel.

         In consideration of Optel's commitment, the Company agrees to indemnify and hold harmless each of Optel and its officers, directors, employees, agents, advisors and affiliates for all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by any of them in connection with this commitment letter, the Facility, the use by the Company of the Facility or the proceeds thereof, the collateral for the Facility, the Credit Documents, any related document, instrument or agreement or any transaction contemplated hereby or thereby whether or not such transactions are consummated, except for the portion of such claims, damages, losses, liabilities and expenses caused by such party's gross negligence or willful misconduct.

         If the commitment herein and in Attachment A are satisfactory, please indicate the Company's acceptance by having an authorized officer of the Company countersign Attachment A and delivering the executed copy to Optel no later than April 15, 2003. Upon the acceptance of the commitment offer set forth in this letter, Optel will instruct its counsel (Orrick, Herrington & Sutcliffe LLP) to commence documentation. If the Company accepts this offer, Optel's commitment shall continue until April 25, 2003, on which date such commitment shall expire unless the Loan Agreement and the related Credit Documents have been executed by Optel and the Company.

         This letter shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles. Optel's commitment is personal to the Company and may not be transferred or assigned to any other party without the prior written consent of Optel and any such purported transfer shall be void. Except as otherwise required by law, neither this letter nor any part hereof may, without the prior written consent of Optel, be disclosed or exhibited to any other party except the Company's accountants, attorneys and other advisors, and then, in each case, only in connection with the transactions contemplated hereby and on a confidential basis. This letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by Optel.


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         We look forward to working with you on this transaction. Please let us know if you have any questions.

                                            Very truly yours,

                                            OPTEL, LLC


                                            By: _______________________________
                                                Chris Phillips
                                                Chief Financial Officer





























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